Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (SDCI)

Supplement dated December 1, 2020 to the Statement of Additional Information (“SAI”) of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund,

dated October 30, 2020

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Beginning with the commodity selection process that commences on December 24, 2020, SHIM will revise the composition of the SDCITR to consolidate the existing six commodity sectors that compose the SDCITR into five sectors. Specifically, the SDCITR will be composed of physical non-financial commodity futures contracts with active and liquid markets traded upon futures exchanges in major industrialized countries.

Accordingly, effective December 24, 2020, the third paragraph on page 3 of the SAI through the third-from-last paragraph on page 3 of the SAI are hereby deleted and replaced with the following:

Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month. The Selection Date for the SDCITR is the fifth business day prior to the end of that calendar month.

Further, effective December 24, 2020, the last sentence on page 4 of the SAI, prior to Table 1, is hereby replaced with the following sentence:

Table 2 below lists the eligible futures contracts, their sector designations and maximum allowable tenors as of December 24, 2020.

Further, effective December 24, 2020, Table 2 on page 5 of the SAI is hereby deleted and replaced with the following table:

Commodity Symbol	Commodity Name	Sector	Allowed Contracts	Max. tenor
CO	Brent Crude	Petroleum	All 12 Calendar Months	9
CL	Crude Oil	Petroleum	All 12 Calendar Months	9
QS	Gas Oil	Petroleum	All 12 Calendar Months	4
HO	Heating Oil	Petroleum	All 12 Calendar Months	4
XB	RBOB	Petroleum	All 12 Calendar Months	4
BO	Soybean Oil	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	1
C	Corn	Grains	Mar, May, Jul, Sep, Dec	4
S	Soybeans	Grains	Jan, Mar, May, Jul, Aug, Nov	4
SM	Soymeal	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	3
W	Wheat (Soft Red Winter)	Grains	Mar, May, Jul, Sep, Dec	4
LA	Aluminum	Industrial Metals	All 12 Calendar months	4
HG	Copper	Industrial Metals	Mar, May, Jul, Sep, Dec	1
LL	Lead	Industrial Metals	All 12 Calendar Months	4
LN	Nickel	Industrial Metals	All 12 Calendar Months	4
LT	Tin	Industrial Metals	All 12 Calendar Months	1
LX	Zinc	Industrial Metals	All 12 Calendar Months	4
GC	Gold	Precious Metals	Feb, Apr, Jun, Aug, Oct, Dec	1
PL	Platinum	Precious Metals	Jan, Apr, Jul, Oct	1
SI	Silver	Precious Metals	Mar, May, Jul, Sep, Dec	1
NG	Natural Gas	Non-Primary Sector	All 12 Calendar Months	6
FC	Feeder Cattle	Non-Primary Sector	Jan, Mar, Apr, May, Aug, Sep, Oct, Nov	1
LH	Lean Hogs	Non-Primary Sector	Feb, Apr, Jun, Jul, Aug, Oct, Dec	1
LC	Live Cattle	Non-Primary Sector	Feb, Apr, Jun, Aug, Oct, Dec	3
CC	Cocoa	Non-Primary Sector	Mar, May, Jul, Sep, Dec	1
KC	Coffee	Non-Primary Sector	Mar, May, Jul, Sep, Dec	1
CT	Cotton	Non-Primary Sector	Mar, May, Jul, Dec	1
SB	Sugar	Non-Primary Sector	Mar, May, Jul, Oct	3

Additionally, the last sentence of the “Cybersecurity Risk” factor paragraph on page 11 of the SAI is hereby deleted and replaced with the following sentence:

Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

Please retain this supplement for future reference.